Exhibit 99.1

Deloitte LLP 2 New Street Square London EC4A 3BZ Phone: +44 (0)20 7936 3000 Fax: +44 (0)20 7583 1198 www.deloitte.co.uk Direct phone: Direct fax:

Independent Accountant’s Report on Applying Asset Agreed Upon Procedures

The Board of Directors of

AESIR (EUROPEAN LOAN CONDUIT NO.41) DESIGNATED ACTIVITY COMPANY

10 Earlsfort Terrace

Dublin 2

Dublin

D02 T380

(the “Issuer”)

Morgan Stanley Principal Funding, Inc.

1585 Broadway

New York

10036-8200

United States

(the “Loan Seller”)

Morgan Stanley & Co. International PLC

25 Cabot Square

Canary Wharf

London

E14 4QA

(the “Arranger” and “Lead Manager”)

and the other Managers (as defined in the Engagement Letter)

19 November 2025

Dear Sirs/Madams,

PROPOSED ISSUE BY AESIR (EUROPEAN LOAN CONDUIT NO.41) DESIGNATED ACTIVITY COMPANY OF COMMERCIAL MORTGAGE-BACKED FLOATING RATE SECURITIES (the “Issue”)

We have performed the procedures enumerated below on certain commercial leases (the “Loan Pool”), which were agreed to by the Issuer, the Loan Seller, the Arranger, the Lead Manager, the Managers and the other Managers (as defined in the Engagement Letter). The procedures were performed to assist you in evaluating the validity of certain characteristics of the Loan Pool. This agreed upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The appropriateness of these procedures is solely the responsibility of the Issuer, the Loan Seller, the Arranger, the Lead Manager and the Managers. Consequently, we make no representation regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report (the “Asset Agreed Upon Procedures Report”) is addressed to the Board of Directors of the Issuer, the Loan Seller, the Arranger, the Lead Manager and the Managers identified in the Engagement Letter who have agreed to participate in the proposed Issue.

These procedures were established with the Issuer and the Loan Seller, and the appropriateness of the procedures is solely the responsibility of the Issuer, the Loan Seller, the Arranger, the Lead Manager and the Managers as discussed above. The Issuer and the Loan Seller shall be solely responsible for providing accurate and complete information requested by Deloitte necessary to perform the procedures. Deloitte has no responsibility for the accuracy or completeness of the information provided by or on behalf of the Issuer and the Loan Seller, even if Deloitte had reason to know or should have known of such inaccuracy or incompleteness.

The procedures that we performed and our findings are as follows:

1.	Scope of our work and factual findings

The procedures performed were as defined in Appendix 3 of the Engagement Letter (the “Agreed Upon Procedures”).

The Loan Seller provided us with the data file ‘Atlantic Rent Roll for AUP.xlsx’ (the “Tenant Level Pool Run”) containing information for 22 tenants excluding vacant tenants in the Loan Pool as at 9 September 2025 (the “Tenant Level Cut-off Date”) and the data file ‘Atlantic Asset Datatape AUP v4.xlsx’ (the “Property Level Pool Run”) containing information for 22 properties in the Loan Pool as at 13 October 2025 (the “Property Level Cut-off Date”).

We were requested by the Loan Seller to perform the agreed upon procedures on 22 tenants excluding vacant tenants in the Tenant Level Pool Run and 22 properties in the Property Level Pool Run (the “Sample”, and together with the Tenant Level Pool Run and the Property Level Pool Run, the “Sample Pool”).

We have carried out the agreed upon procedures on the Sample Pool during the period 29 October to 11 November 2025.

The procedures we have undertaken, set out in paragraphs 2.1 to 2.6 and 3.1 to 3.6 under the pool agreed upon procedures sections below, have been limited to confirming that the selected attribute from the Tenant Level Pool Run and Property Level Pool Run information relating to the Sample Pool agreed to the original loan documentation or copies thereof provided to us in the electronic dataroom ‘Box’ hosted by the Arranger (the “Dataroom”). We are entitled to assume that the loan documentation is correct, and we have not sought to independently verify this information. The loan documentation used in these agreed upon procedures was the lease agreement, reversionary lease agreement, deed of variation and rent review memorandum (together, the “tenancy documents”), the data file ‘Project Atlantic - Final Report V4.pdf’ (the “valuation report”) and the data files ‘Project Atlantic - Irish Red Flag Report [AC RE Draft 11 November 2025].docx’, ‘DRAFT Project Atlantic - English Red Flag Report 11th November 2025 vs 13th November 2025.docx’ and ‘M009100010 Project Atlantic - Northern Irish Draft Red Flag Report 10 November 2025_.docx’ (together, the “legal due diligence report”).

2.	Tenant Level Pool Run agreed upon procedures

For each tenant in the Sample Pool, we carried out the following agreed upon procedures.

For the purposes of this report, the failure of a single attribute is termed an error. We report our findings, which are the factual results of the agreed upon procedures performed:

2.1.	Tenant name

For each tenant in the Sample Pool, we confirmed whether the tenant name shown on the Sample Pool substantially agreed to that shown on the tenancy documents. Substantially agreed is defined as being able to identify the tenant name in the tenancy documents where spelling errors had occurred. We found that the tenant name shown on the Sample Pool substantially agreed to the tenancy documents, with no exception.

2.2.	Contracted rent per annum (passing rent)

For each tenant in the Sample Pool, we confirmed whether the contracted rent per annum (passing rent) shown on the Sample Pool agreed, to within +/- 0.5%, to that shown on the tenancy documents. We found that the contracted rent per annum (passing rent) shown on the Sample Pool agreed, to within +/- 0.5%, to the tenancy documents, with no exception.

2.3.	Lease start date

For each tenant in the Sample Pool, we confirmed whether the lease start date shown on the Sample Pool agreed, to within +/- 31 days, to that shown on the tenancy documents. We found that the lease start date shown on the Sample Pool agreed, to within +/- 31 days, to the tenancy documents, except for 1 case.

Deloitte reference	Description of exception
DT001	Sample Pool = 05/10/2020; Tenancy documents = 05/10/2012

2.4.	Lease break date

For each tenant in the Sample Pool, we confirmed whether the lease break date shown on the Sample Pool agreed, to within +/- 31 days, to that shown on the tenancy documents. We found that the lease break date shown on the Sample Pool agreed, to within +/- 31 days, to the tenancy documents, with no exception.

2.5.	Lease expiry date

For each tenant in the Sample Pool, we confirmed whether the lease expiry date shown on the Sample Pool agreed, to within +/- 31 days, to that shown on the tenancy documents. We found that the lease expiry date shown on the Sample Pool agreed, to within +/- 31 days, to the tenancy documents, with no exception.

2.6.	Rent review date

For each tenant in the Sample Pool, we confirmed whether the rent review date shown on the Sample Pool agreed, to within +/- 31 days, to that shown on the tenancy documents. We found that the rent review date shown on the Sample Pool agreed, to within +/- 31 days, to the tenancy documents, with no exception.

3	Property Level Pool Run agreed upon procedures

For each property in the Sample Pool, we carried out the following agreed upon procedures.

For the purposes of this report, the failure of a single attribute is termed an error. We report our findings, which are the factual results of the agreed upon procedures performed:

3.1.	Property (Asset) Name

For each property in the Sample Pool, we confirmed whether the property (asset) name shown on the Sample Pool substantially agreed to that shown on the valuation report or the tenancy documents. Substantially agreed is defined as being able to identify the property name in the valuation report or tenancy documents where spelling errors had occurred. We found that the property (asset) name shown on the Sample Pool substantially agreed to the valuation report or the tenancy documents, with no exception.

3.2.	City/Town

For each property in the Sample Pool, we confirmed whether the property city/town shown on the Sample Pool agreed to that shown on the valuation report. We found that the property city/town shown on the Sample Pool agreed to the valuation report, with no exception.

3.3.	Tenure

For each property in the Sample Pool, we confirmed whether the property tenure shown on the Sample Pool agreed to that shown on the legal due diligence report. We found that the property tenure shown on the Sample Pool agreed to the legal due diligence report, with no exception.

3.4.	Market Value

For each property in the Sample Pool, we confirmed whether the property market value on the special assumption of a corporate sale shown on the Sample Pool agreed to that shown on the valuation report. We found that the property market value on the special assumption of a corporate sale shown on the Sample Pool agreed to the valuation report, with no exception.

3.5.	Date of Valuation

For each property in the Sample Pool, we confirmed whether the date of valuation shown on the Sample Pool agreed, to within +/- 31 days, to that shown on the valuation report. We found that the date of valuation shown on the Sample Pool agreed, to within +/- 31 days, to the valuation report, with no exception.

3.6.	Property gross market rent (ERV)

For each property in the Sample Pool, we confirmed whether the gross market rent (ERV) shown on the Sample Pool agreed to that shown on the valuation reports. We found that the gross market rent (ERV) shown on the Sample Pool agreed to the valuation reports, with no exception.

4	Scope of this Asset Agreed Upon Procedures Report

The scope of our work in preparing this Asset Agreed Upon Procedures Report was limited solely to those procedures set out above. We were not engaged to and did not conduct an audit the objective of which would be the expression of an opinion on the matters subject to the procedures described above. Accordingly, we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the appropriateness of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Asset Agreed Upon Procedures Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipients of this Asset Agreed Upon Procedures Report.

This Asset Agreed Upon Procedures Report has been prepared for use in connection with the offering of securities inside of the United States and in accordance with United States attestation standards established by the American Institute of Certified Public Accountants and not in accordance with United Kingdom or other professional standards. This Asset Agreed Upon Procedures Report is only intended to be relied on in connection with any obligations or responsibilities in connection with the Issue that you may have under any legislation, regulations and/or rule of law under United States federal or state securities law. We accept no responsibility to, and deny any liability to, any person or in any way arising from or in connection with the use of this Asset Agreed Upon Procedures Report in connection with any offering of securities outside the United States.

5	Use of this Asset Agreed Upon Procedures Report

Subject to the terms specified in in our Engagement Letter dated 17 November 2025, this Asset Agreed Upon Procedures Report is provided solely for the private information and use of the Issuer, the Loan Seller, the Arranger, the Lead Manager and the Managers and is not intended to be and should not be used by anyone other than the Issuer, the Loan Seller, the Arranger, the Lead Manager and the Managers. This Agreed Upon Procedures Report should not be included in any publicly filed or publicly available document nor should this Agreed Upon Procedures Report, the services performed hereunder, or Deloitte’s engagement hereunder be referred to in any publicly filed or publicly available document, in each case, except under the terms specified in our Engagement Letter. For the avoidance of doubt, the Arranger, the Lead Manager and the Managers are being provided with the Asset Agreed Upon Procedures Report in their capacity as addressees and not the engaging party.

If you have any questions or would like to discuss the content of this Asset Agreed Upon Procedures Report please do not hesitate to contact James Brighton on 0207 303 6333.

Yours truly,

/s/ Deloitte LLP

Deloitte LLP

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